SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 15, 2006 (May 15, 2006)

AMC Entertainment Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	7832	43-1304369
(State or Other Jurisdiction of Incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

920 Main Street, Kansas City, Missouri 64105
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (816) 221-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On May 15, 2006, AMC Entertainment Inc. (the “Company”) announced its offer to exchange up to $325.0 million in aggregate principal amount of its 11% Series B Senior Subordinated Notes due 2016, which have been registered under the Securities Act of 1933, as amended, for its outstanding 11% Series A Senior Subordinated Notes due 2016. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2006

AMC ENTERTAINMENT INC.

/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President
and Chief Financial Officer